                                                                   EXHIBIT 10.75
                                                                   -------------
                                THIRD AMENDMENT
                                       TO
                            PARTICIPATION AGREEMENT

     This THIRD AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") is entered into as of March 2, 1998 by and among Smart & Final Inc., a Delaware corporation, Smart & Final Stores Corporation, a California corporation, and Port Stockton Food Distributors, Inc., a California corporation, State Street Bank and Trust Company of California N.A., a national banking association, not in its individual capacity, but solely as successor Owner Trustee, Credit Lyonnais Los Angeles Branch, a branch duly licensed under the laws of California of a banking corporation organized and existing under the laws of the Republic of France, Bank Leumi USA., a New York State chartered bank, The Industrial Bank of Japan, Limited, Los Angeles Agency, an agency duly licensed under the laws of California of a banking corporation organized and existing under the laws of Japan, and Via Banque, S.A., a banking corporation organized and existing under the laws of the Republic of France, Credit Lyonnais Leasing Corp., a Delaware corporation, and Credit Lyonnais New York Branch, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France.

     WHEREAS, each of the parties hereto has entered into that certain First Amendment and Restatement dated as of June 20, 1997 (the "First Restatement") to that certain Participation Agreement dated as of December 15, 1994 and into that certain Second Amendment to Participation Agreement dated as of August 15, 1997 (the "Second Amendment") (as so amended and restated by the First Restatement and further amended by the Second Amendment, the "Participation Agreement"); and

     WHEREAS, each of the parties hereto desire to further amend the Participation Agreement as provided herein.

     NOW, THEREFORE, the parties hereto agree as follows (capitalized terms used herein but not otherwise defined herein having the meanings ascribed to them in the Participation Agreement):

     SECTION 1.  Amendments.  Effective as of the date of this Amendment and
                 ----------
subject to the satisfaction (or waiver) of the conditions precedent set forth in
Section 2 of this Amendment, the Participation Agreement is hereby amended as follows:

       1.1 The definition of "Consolidated Cash Flow" as set forth in Exhibit A of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

     " `Consolidated Cash Flow' shall mean, at any date and for any period, the sum of net income (excluding pre-tax special charges recorded in the fourth quarter of
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                                                                               2


     fiscal year 1997 in an amount not to exceed $8.9 million, and non-cash unusual items and minority interest in earnings), plus interest expense, income taxes, depreciation, amortization and lease expense (to the extent deducted in determining net income) for such period."

       1.2 The definition of "Consolidated Indebtedness" as set forth in Exhibit A of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

     " `Consolidated Indebtedness' shall mean, as to any Person, at any date, for any period and without duplication, the sum of (i) all obligations of such Person for borrowed money, excluding obligations under synthetic leases to the extent that operating lease expenses for such synthetic leases are included in the calculation of subclause (iv) hereafter, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person as lessee under capital leases, and (iv) the product of (1) eight and (2) operating lease expense (determined in accordance with generally accepted accounting principles) for the period in question."

       1.3 Subsection (c) of Section 4.03 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:

     "The Lessee and each Permitted Sublessee will not permit the Consolidated Tangible Net Worth of Lessee at any time to be less than (A) for the period commencing on January 1, 1995 and ending on the last day of the 3rd quarter of fiscal year 1997, the sum of (i) $100,000,000 and (ii) fifty percent (50%) of the net income (but only to the extent that such net income is a positive number) of the Lessee; (B) as of fiscal year ended January 4, 1998, $150,000,000; and (C) thereafter, the sum of (i) $150,000,000 and
     (ii) fifty percent (50%) of the net income of the Lessee earned in those fiscal quarters for which net income is positive, and which end after January 4, 1998; provided that if the Lessee enters into a financing
                      --------
     agreement after the date hereof containing a similar or comparable covenant with a higher minimum, such higher minimum shall thereafter apply for the purposes of this subsection."

       1.4 Subsection (d) of Section 4.03 of the Participation Agreement is hereby amended and restated to read in its entirety as follows:

     "The Lessee and each Permitted Sublessee shall not at any time permit the ratio of (i) the Consolidated Indebtedness of Lessee to (ii) the Consolidated Cash Flow of Lessee, as of the last day of the following fiscal quarters of the Lessee and determined with respect to the four (4) fiscal quarters of the Lessee then ended, to be greater than the ratio set forth opposite such period:
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                                                                               3


                  Period                 Maximum Ratio
         --------------------------      -------------

         1st Quarter of Fiscal 1995        4.00 to 1
         2nd Quarter of Fiscal 1995        4.00 to 1
         3rd Quarter of Fiscal 1995        4.00 to 1
         4th Quarter of Fiscal 1995        4.00 to 1
         1st Quarter of Fiscal 1996        4.00 to 1
         2nd Quarter of Fiscal 1996        4.00 to 1
         3rd Quarter of Fiscal 1996        4.00 to 1
         4th Quarter of Fiscal 1996        4.00 to 1
         1st Quarter of Fiscal 1997        4.00 to 1
         2nd Quarter of Fiscal 1997        4.00 to 1
         3rd Quarter of Fiscal 1997        4.00 to 1
         4th Quarter of Fiscal 1997        5.00 to 1
         1st Quarter of Fiscal 1998        5.00 to 1
         2nd Quarter of Fiscal 1998        5.00 to 1
         3rd Quarter of Fiscal 1998        5.00 to 1
         4th Quarter of Fiscal 1998        4.50 to 1
         thereafter                        4.25 to 1;

     provided that if the Lessee enters into a financing agreement after the
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     date hereof containing a similar or comparable covenant with a lower ratio, such lower ratio shall thereafter apply for the purposes of this subsection."

     SECTION 2.  Conditions Precedent; Effectiveness.   This Amendment shall
                 -----------------------------------
become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received on or before midnight (New York time) on the date hereof executed counterparts of this Amendment executed by the Lessee, the Permitted Sublessees, the Majority Banks and the Agent.

     SECTION 3.  Covenants, Representations and Warranties of the Lessee and
                 -----------------------------------------------------------
                 each of the Permitted Sublessees.
                 ---------------------------------

  3.1 On the date of their execution hereof, the Lessee and each of the Permitted Sublessees hereby reaffirm all covenants, representations and warranties made by them, respectively, in the Participation Agreement (except for any such representations and warranties which are stated to be made as of a specific date) and all such covenants, representations and warranties shall be deemed to have been remade as of the date hereof.

  3.2 The Lessee and each of the Permitted Sublessees each represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.
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                                                                               4

     SECTION 4.  Reference to and Effect on Participation Agreement.   Upon the
                 --------------------------------------------------
effectiveness of this Amendment, each reference in the Participation Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Participation Agreement, as amended hereby, and each reference to the Participation Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Participation Agreement shall mean and be a reference to the Participation Agreement as amended hereby.

     SECTION 5.  Governing Law.  This Amendment shall be governed by the laws of
                 -------------
the State of New York without regard to the conflict of laws rules thereof.

     SECTION 6.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, all of which, taken together, shall constitute one complete document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                         CREDIT LYONNAIS LOS ANGELES BRANCH, as Lender

                         By:   /s/ DIANNE M. SCOTT
                               --------------------------
                               Dianne M. Scott
                         Its:  Vice President and Manager
                               --------------------------

                         BANK LEUMI USA, as Lender

                         By:   /s/ JACQUES DELVOY
                               --------------------------
                               Jacques Delvoy
                         Its:  Vice President
                               --------------


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                         LOS ANGELES AGENCY, as Lender

                         By:   /s/ VICENTE L. TIMIRAOS
                               --------------------------
                               Vicente L. Timiraos
                         Its:  Senior Vice President & Senior Deputy
                               General Manager


                         VIA BANQUE, S.A., as Lender

                         By:   /s/ CHRISTEL PROT
                               --------------------------
                               Christel Prot
                               Its:  Sous-Directeur
                                     --------------
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                                                                               5

                         CREDIT LYONNAIS NEW YORK BRANCH, as Agent

                         By:   /s/ CONRAD MEYER
                               --------------------------
                               Conrad Meyer
                         Its:  Vice President
                               --------------


                         CREDIT LYONNAIS LEASING CORP.,
                         as Equity Participant

                         By:   /s/ L.M. WERTHEIM
                               --------------------------
                               L.M. Wertheim
                         Its:  Secretary/Vice President
                               ------------------------


                         STATE STREET BANK AND TRUST
                         COMPANY OF CALIFORNIA N.A., not in its
                         individual capacity, but solely as successor to Fleet National Bank as Owner Trustee under the Trust Agreement, as the Lessor

                         By:   /s/ MARK HENSON
                               -------------------------
                               Mark Henson
                         Its:  Assistant Vice President
                               ------------------------


                         SMART & FINAL INC.,
                         as Lessee

                         By:   /s/ DONALD G. ALVARADO
                               -------------------------
                               Donald G. Alvarado
                         Its:  Secretary
                               ---------


                         SMART & FINAL STORES CORPORATION,
                         as Permitted Sublessee

                         By:   /s/ DONALD G. ALVARADO
                               -------------------------
                               Donald G. Alvarado
                         Its:  Secretary
                               ---------
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                                                                               6

                         PORT STOCKTON FOOD DISTRIBUTORS,
                         INC., as Permitted Sublessee

                         By:   /s/ DONALD G. ALVARADO
                               -------------------------
                               Donald G. Alvarado
                         Its:  Secretary
                               ---------